Zacks Market Neutral Fund
Class A Shares – ZMNAX
Class C Shares - ZMNCX

SUMMARY PROSPECTUS	April 1, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and Statement of Additional Information and other information about the Fund online at www.zacksfunds.com.  You may also obtain this information at no cost by calling 1-888-453-4003 or by sending an e-mail request to wholesalesupport@Zacks.com. The Fund's Prospectus and Statement of Additional Information, both dated April 1, 2011, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Zacks Market Neutral Fund's investment objective is to generate positive returns in both rising and falling equity markets.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Zacks Market Neutral Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 20 of the Fund’s prospectus.

SHAREHOLDER FEES (paid directly from your investment)
	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%1
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee or overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management fees	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses (including dividend expenses on short sales of 2.34%)	3.03%	3.03%
Acquired fund fees and expenses	0.00%	0.00%
Total annual fund operating expenses2	4.38%	5.13%
Expense waiver and reimbursements,3	(0.39)%	(0.39)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements2,3	3.99%	4.74%

1	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18.

2
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3
The Fund’s advisor has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.65% and 2.40% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until March 31, 2012 but may be terminated by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund of previously waived fees or reimbursements to the Fund for three years from the date fees were waived or Fund expenses were paid if such repayment can be achieved within the Fund’s expense limit in effect at the time such expense was incurred and if certain other conditions are satisfied.

SUMMARY SECTION

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$953	$1,792	$2,642	$4,812
Class C Shares	$575	$1,502	$2,527	$5,077

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$953	$1,792	$2,642	$4,812
Class C Shares	$475	$1,502	$2,527	$5,077

The example does not reflect sales load on reinvested dividends and capital gains.  If these sales loads were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies
The goal of market neutral investing is to generate returns that are independent of the direction of the stock market.  The Fund seeks a total return greater than the return on three-month U.S. Treasury Bills.  The Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks.  The Fund has a long position in a security when it owns the security and has “sold short” a position when it sells a security it does not own.  When the Fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender.  The Fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the Fund’s net assets giving effect to such sale.  The Fund will maintain long positions in stocks that Zacks Investment Management, Inc. (the “Advisor”) believes will outperform the market and short positions in stocks that the Advisor believes will underperform the market.  The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies.  Under normal circumstances, the Fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

The Fund pursues its investment objective by applying a hybrid research process, which uses both quantitative and qualitative criteria.  One proprietary model the Advisor uses to quantitatively assess the attractiveness of a large universe of stocks is based primarily on an analysis of changing patterns of earnings estimates for a company (the "Zacks Rank").  Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

SUMMARY SECTION

Principal Investment Risks
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The risk that the value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Short Sales Risk.  In order to establish a short position in a security, the Fund must first borrow the security from a broker or other institution to complete the sale. The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s advisor, the Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

Performance
The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.

Annual Total Return For Class A Shares
For each calendar year at NAV

Class A
Highest Calendar Qtr Return at NAV (non-annualized):	0.26%	Quarter Ended 12/31/09
Lowest Calendar Qtr Return at NAV (non-annualized):	(4.65)%	Quarter Ended 6/30/09

SUMMARY SECTION

Average Annual Total Returns for the Periods Ended December 31, 2010

	1 year	Since Inception (07/24/08) Annualized
Return Before Taxes
Class A	(7.33)%	(8.46)%
Class C	(3.46)%	(6.89)%
Return After Taxes on Distributions
Class A	(7.33)%	(8.53)%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	(4.76)%	(7.16)%
Citigroup 3-Month T-Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)
	0.13%	0.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The after-tax returns are shown for the Class A shares and after-tax returns for Class C shares will vary.

Investment Advisor
Zacks Investment Management, Inc.

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been the portfolio managers of the Fund since its inception in July 2008.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.